UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 15, 2013

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lederman & Co., LLC

Effective October 15, 2013, Tonix Pharmaceuticals Holding Corp. (the “Company”) entered into an amendment to the consulting agreement (the “Lederman Amendment”) with Lederman & Co., LLC (“Lederman”), which amended the consulting agreement entered into with Lederman on June 4, 2010, as amended on December 9, 2010 and February 1, 2012 (the “Lederman Agreement”), pursuant to which Seth Lederman serves as our President and Chief Executive Officer. Pursuant to the Lederman Amendment, the annual compensation under the Lederman Agreement was increased from $250,000 to $325,000. In addition, on October 15, 2013, the board of directors of the Company (the “Board”) granted a bonus of $115,000 to Dr. Lederman.

Leland Gershell

Effective October 15, 2013, the Company entered into an amendment to the employment agreement (the “Gershell Amendment”) with Leland Gershell, which amended the employment agreement entered into with Dr. Gershell on April 1, 2012 (the “Gershell Agreement”), pursuant to which Dr. Gershell serves as our Chief Financial Officer. Pursuant to the Gershell Amendment, the annual salary under the Gershell Agreement was increased from $175,000 to $225,000. In addition, on October 15, 2013, the Board granted a bonus of $50,000 to Dr. Gershell.

Bruce Daugherty

Effective October 15, 2013, the Company entered into an amendment to the employment agreement (the “Daugherty Amendment”) with Bruce Daugherty, which amended the employment agreement entered into with Dr. Daugherty on April 1, 2012 (the “Daugherty Agreement”), pursuant to which Dr. Daugherty serves as our Senior Director of Drug Development. Pursuant to the Daugherty Amendment, the annual salary under the Daugherty Agreement was increased from $140,000 to $190,000. In addition, on October 15, 2013, the Board granted a bonus of $40,000 to Dr. Daugherty.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01	Amendment to Consulting Agreement, between Tonix Pharmaceuticals, Inc. and Lederman & Co., LLC, dated October 15, 2013.
10.02	Amendment to Employment Agreement, between Tonix Pharmaceuticals Holding Corp. and Leland Gershell, dated October 15, 2013.
10.03	Amendment to Employment Agreement, between Tonix Pharmaceuticals Holding Corp. and Bruce Daugherty, dated October 15, 2013.

2

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: October 17, 2013	By: /s/ SETH LEDERMAN
Seth Lederman
President and Chief Executive Officer

3